SUPPLEMENT DATED MARCH 26, 2014
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding a change to investment options that are available under your Contract.

Effective after the close of business on April 30, 2014, the name of the following investment options will change:

Old Name	New Name

Goldman Sachs Structured Small Cap Equity Fund	Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs U.S. Equity Insights Fund

Please retain this supplement with your prospectus for future reference.

Futurity (NY) 3/2014